                                                                   EXHIBIT 10.30

                                PROMISSORY NOTE


$587,180.00         OKLAHOMA CITY            OKLAHOMA               JUNE 2, 1997
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(Principal)             (City)                (State)

     AFTER DATE, FOR VALUE RECEIVED, THE UNDERSIGNED, JOINTLY AND SEVERALLY, IF MORE THAN ONE ("maker") PROMISE(S) TO PAY TO THE ORDER OF
ORIX CREDIT ALLIANCE, INC.
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                     (Name of Seller / Mortgagee / Lessor)

at any office of Orix Credit Alliance, Inc. or such other place as the Holder hereof may from time to time in writing appoint, the sum of FIVE HUNDRED EIGHTY
                                                            -------------------
SEVEN THOUSAND ONE HUNDRED EIGHTY AND 00/100 DOLLARS ($587,180.00) ("Principal")
--------------------------------------------          -----------
plus interest from date hereof on the Principal as reduced from time to time at a rate equal to ten percent (10.0%) per annum. Both Principal and interest
                ---          ----
shall be paid in 48 consecutive monthly installments, as follows:
                 --

     47 installment(s), each in the amount of $14,893.00
     --                                       ----------

then a final installment in an amount equal to the then unpaid Principal and all accrued and unpaid interest and any and all other charges set forth herein. Said consecutive monthly installments shall commence on the 6/th/ day of July, 1997, and continue on the same date of each month thereafter. All monies received when collected shall be applied first to late charges, and reasonable attorneys' fees (if applicable), then to accrued interest on any unpaid amount and any balance of the monies received and collected shall then be applied to reduce the Principal then outstanding.

In addition, the undersigned agrees to pay interest after maturity of each installment on the maturity of this Promissory Note or upon acceleration of the indebtedness evidenced hereby, at a rate of interest equal to 1% per cay, until this Promissory Note is paid in full. If any installment required hereunder shall not be paid when due or upon default under any agreement with Holder hereof to which the undersigned is a party, then all remaining unpaid installments provided for herein shall at once become due and payable at the option of the Holder hereof, without notice or demand together with a reasonable sum as attorney's fees. If any interest rate provided for herein shall be found to exceed the maximum permitted by applicable law, such rate shall be reduced to such maximum. THE MAKER AND ANY GUARANTOR OR ENDORSER OF THIS PROMISSORY NOT HEREBY WAIVE PRESENTMENT FOR PAYMENT, DEMAND, PROTEST, NOTICE OF PROTEST AND NOTICE OF DISHONOR HEREOF, AND FURTHER HEREBY WAIVE ALL BENEFIT OF VALUATION, APPRAISEMENT AND EXEMPTION LAWS AND DO HEREBY DESIGNATE AND APPOINT EDWIN M. BAUM ESQ., AND C-A CREDIT CORP., BOTH OF NEW YORK, OR EITHER OF THEM, AS EACH OF SAID PARTIES TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT FOR EACH OF SAID PARTIES AND IN EACH OF SAID PARTIES NAME, PLACE AND STEAD TO ACCEPT SERVICE OF ANY PROCESS WITHIN THE STATE OF NEW YORK, HOLDER AGREEING TO NOTIFY EACH OF SAID PARTIES, AT THE LAST ADDRESS KNOWN TO HOLDER FOR EACH, BY CERTIFIED MAIL, WITHIN THREE DAYS OF SUCH SERVICE HAVING BEEN
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EFFECTED. EACH OF SAID PARTIES AGREE TO THE EXCLUSIVE VENUE AND JURISDICTION OF
ANY COURT IN THE STATE AND COUNTY OF NEW YORK REGARDING ANY MATTER ARISING HEREUNDER WITH THE SOLE EXCEPTIONS THAT AN ACTION TO RECOVER POSSESSION OF ANY ASSETS OF THE MAKER OR ANY GUARANTOR OR ENDORSER, HOWEVER DENOMINATED, MAY, IN THE SOLE DISCRETION OF HOLDER, BE BROUGHT IN A STATE OR FEDERAL COURT HAVING JURISDICTION OVER SUCH ASSETS, AND THAT JUDGMENTS MAY BE CONFESSED, ENTERED, OR ENFORCED IN ANY JURISDICTION WHERE THE MAKER OR ANY GUARANTOR OR ENDORSER OR SUCH ASSETS MAY BE LOCATED. THE MAKER AND ANY GUARANTOR OR ENDORSER FURTHER WAIVE ANY RIGHT THEY, OR ANY OF THEM, MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT IN ACCORDANCE HEREWITH. The Maker and any Guarantor or Endorser further agree that the validity, enforceability and effectiveness of each provision hereof and the obligations, rights and remedies of each of them in any way relating to or arising under this Promissory Note shall be governed and construed in accordance with the laws of the State of New York (excluding its choice of law rules). The Holder may extend the time of payment of this Promissory Note, postpone the enforcement hereof, grant any other indulgence and add or release any party primarily or secondarily liable hereon without affecting or diminishing the Holder's right of recourse against the Maker or any Guarantor or Endorser of this Promissory Note, which right is hereby expressly reserved. At any time or from time to time, the maker has the right to prepay all or any part of its indebtedness due hereunder. Such prepayment shall include the principal amount of this Promissory Note so prepaid plus interest accrued thereon to the date of payment.

Co-Maker ________________________           INTERNATIONAL ENVIRONMENTAL
                                              CORPORATION              (SEAL)

/s/                                         By /s/
---------------------------------           -----------------------------------
(Witness for Maker and Co-Maker)               (Authorized Signature)


PN(95).PKD-FXD                                                          VER 4.07

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                                  ENDORSEMENT

                              Pay to the Order of
                          ORIX CREDIT ALLIANCE, INC.

     The undersigned do each (jointly and severally) unconditionally guarantee the prompt payment of the within note at maturity or any time thereafter, or on default prior thereto, hereby waiving presentment for payment, demand, protest, notice of protest, notice of dishonor and notice of every kind or nature, and accepting all its provisions and authorizing the Holder, without notice to us or either or all of us, to substitute debtors, and/or grant one or more extensions in whole or in part, and/or to receive security or additional security for the payment hereof and/or to surrender, release or substitute any such security. THE UNDERSIGNED DO HEREBY DESIGNATE AND APPOINT EDWIN M. BAUM ESQ., AND C-A CREDIT CORP., BOTH OF NEW YORK, OR EITHER OF THEM, AS EACH OF SAID PARTIES TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT FOR EACH OF SAID PARTIES AND IN EACH OF SAID PARTIES NAME, PLACE AND STEAD TO ACCEPT SERVICE OF ANY PROCESS WITHIN THE STATE OF NEW YORK, HOLDER AGREEING TO NOTIFY EACH OF SAID PARTIES, AT THE LAST ADDRESS KNOWN TO HOLDER FOR EACH OF SAID PARTIES, BY CERTIFIED MAIL, WITHIN THREE DAYS OF SUCH SERVICE HAVING BEEN EFFECTED. EACH OF THE PARTIES HEREIN AGREE TO THE EXCLUSIVE VENUE AND JURISDICTION OF ANY COURT IN THE STATE AND COUNTY OF NEW YORK REGARDING ANY MATTER ARISING HEREUNDER AND FURTHER AGREE THAT THE VALIDITY, ENFORCEABILITY AND EFFECTIVENESS OF EACH PROVISION HEREOF AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE UNDERSIGNED IN ANY WAY RELATING TO OR ARISING UNDER THIS NOTE OR THE ENDORSEMENT HEREUNDER SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (EXCLUDING ITS CHOICE OF LAW RULES) AND FURTHER WAIVE ANY RIGHT THEY, OR ANY OF THEM, MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT IN ACCORDANCE HEREWITH.

     If any installment of this note, or the interest, is not paid when due, then the amount remaining unpaid hereon shall, without notice or demand, become immediately due and payable, at the option of the Holder, and may be recovered in any suit brought by the Holder of this note against any one or more or all of us, at the option of said Holder, whether such suit has been commenced against the Maker or not, and in any such suit the Maker may be joined with one or more or all of us, at the option of the Holder.

     The Holder of this note shall not be required to look to any security given or held for the payment of this note, but may proceed against us, or either or all of us, immediately upon a default in payment, or otherwise. Any execution may be immediately levied upon any real or personal property of the undersigned, all right of the undersigned to have personal property last taken and sold under such execution being hereby expressly waived.

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

                       _________________________________
                                  (Endorser)


                       _________________________________
                                  (Endorser)


                       _________________________________
                                  (Endorser)


                       _________________________________
                                  (Endorser)


                       _________________________________
                           (Seller/Mortgagee/Lessor)


                       By _____________________________
                                    (Title)

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